EXHIBIT 10(a)
May 4, 2009
Denbury Onshore, LLC
5100 Tennyson Parkway
Suite 3000
Plano, Texas 75024
Attention: Mr. Phil Rykhoek

Re:	Sixth Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) dated as of September 14, 2006, among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), Denbury Resources Inc., a Delaware corporation (“Parent”), the financial institutions party thereto as lenders (“Banks”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the other agents party thereto. Unless otherwise defined herein, all terms used herein which are defined in the Credit Agreement shall have the meaning assigned to such terms in the Credit Agreement.
Ladies and Gentlemen:
          Borrower has advised Administrative Agent and Banks that Parent and/or other Credit Parties have entered into numerous Guarantees of operating leases and of other obligations of Borrower and/or its Restricted Subsidiaries (the “Support Guarantees”), in each case guaranteeing obligations of Borrower and/or its Restricted Subsidiaries which are permitted under the terms of the Credit Agreement and the other Loan Papers. Borrower has further advised Administrative Agent and Banks that the Support Guarantees constitute Debt under the Credit Agreement and that, due to the aggregate dollar amount of the obligations guaranteed under the Support Guarantees, the Support Guarantees violate Section 10.1 of the Credit Agreement (the “Specified Violation”). Borrower has requested that Required Banks enter into this letter agreement (this “Letter Agreement”) to (a) amend the Credit Agreement to allow Parent and the other Credit Parties to Guarantee Debt and other obligations of Credit Parties which are permitted under the terms of the Credit Agreement and (b) waive the Specified Violation, in each case on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:
1.	Amendments.
(a)	Definition of Debt. Clause (d) of the definition of “Debt” contained in Section 2.1 of the Credit Agreement is hereby amended and restated in full as follows: “(d) all Guarantees of such Person of Debt of others,”.

(b)	Debt Covenant. Section 10.1 of the Credit Agreement is hereby amended to delete the word “and” immediately prior to clause (d) of such Section and to add the following language to the end of such Section: “, and (e) Guarantees by any Credit Party of Debt of any other Credit Party, provided, that the Debt so guaranteed is expressly permitted by this Section 10.1.”
2.	Limited Waiver. The Required Banks hereby waive the Specified Violation solely with respect to the Support Guarantees entered into by Parent and/or other Credit Parties prior to the date hereof, provided, that nothing contained herein shall be deemed a consent to, or waiver of, any other action or inaction of the Credit Parties which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Paper, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Paper. Administrative Agent and Banks shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Paper.

Denbury Onshore, LLC
May 4, 2009

3.	Representations and Warranties. To induce Banks and Administrative Agent to enter into this Letter Agreement, Parent and Borrower hereby represent and warrant to Banks and Administrative Agent as follows:
(a)	Reaffirm Existing Representations and Warranties. Each representation and warranty of Parent and Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof, except to the extent such representations and warranties are expressly stated as of a certain date, in which case such representations and warranties shall be true and correct in all material respects as of such date.

(b)	No Default or Event of Default. No Default or Event of Default has occurred which is continuing and no Borrowing Base Deficiency exists.

(c)	No Defense. Parent and Borrower acknowledge that Borrower has no defense to (i) Borrower’s obligation to pay the Obligations when due, or (ii) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Loan Papers or any Liens intended to be created thereby.
4.	Miscellaneous. (a) As a condition precedent to the effectiveness of the amendments to the Credit Agreement contained in paragraph 1 hereof and the limited waiver contained in paragraph 2 hereof, Borrower shall have paid to Administrative Agent for the benefit of the Banks executing this Letter Agreement such fees as are required under that certain fee letter dated as of May 4th, 2009 among Parent, Borrower and Administrative Agent, (b) Borrower hereby agrees to pay on demand all reasonable fees and expenses incurred by the Administrative Agent (including, without limitation, reasonable fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation and execution of this Letter Agreement and all related documents, (c) this Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Letter Agreement until a counterpart hereof has been executed by the Borrower and Required Banks; facsimiles or other electronic transmission (e.g., pdf) shall be effective as originals, (d) THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES, (e) this Letter Agreement constitutes a “Loan Paper” under and as defined in Section 2.1 of the Credit Agreement, and (f) this Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.
Please evidence your agreement to each of the provisions of this Letter Agreement by executing a counterpart hereof where indicated and returning a fully executed counterpart to Erec R. Winandy, counsel for the Administrative Agent, via facsimile number (214) 999-7756 or via electronic e-mail to ewinandy@velaw.com.
[Signature Pages Follow]

DENBURY ONSHORE, LLC, as Borrower
By:	/s/ Phil Rykhoek
Phil Rykhoek
Senior Vice President and Chief Financial Officer

[Signature Page to Letter Agreement — Denbury onshore, LLC]

DENBURY RESOURCES, INC., as Parent
By:	/s/ Phil Rykhoek
Phil Rykhoek
Senior Vice President and Chief Financial Officer

[Signature Page to Letter Agreement — Denbury onshore, LLC]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Kimberly A. Coil
Kimberly A. Coil
Senior Vice President

[Signature Page to Letter Agreement — Denbury onshore, LLC]

FORTIS CAPITAL CORP., as a Bank
By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

[Signature Page to Letter Agreement — Denbury onshore, LLC]

BANK OF AMERICA, N.A., as a Bank
By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

[Signature Page to Letter Agreement — Denbury onshore, LLC]

WELLS FARGO BANK, N.A., as a Bank
By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Vice President

[Signature Page to Letter Agreement — Denbury onshore, LLC]

UNION BANK OF CALIFORNIA, N.A., as a Bank
By:	/s/ Alison Fuqua
Name:	Alison Fuqua
Title:	Assistant Vice President

[Signature Page to Letter Agreement — Denbury onshore, LLC]

COMERICA BANK, as a Bank
By:	/s/ Peter L. Sefzlk
Name:	Peter L. Sefzlk
Title:	Senior Vice President

[Signature Page to Letter Agreement — Denbury onshore, LLC]

KEYBANK NATIONAL ASSOCIATION, as a Bank
By:	/s/ Todd Coker
Name:	Todd Coker
Title:	Assistant Vice President

[Signature Page to Letter Agreement — Denbury onshore, LLC]

U.S. BANK NATIONAL ASSOCIATION, as a Bank
By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

[Signature Page to Letter Agreement — Denbury onshore, LLC]

CALYON NEW YORK BRANCH, as a Bank
By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Managing Director

[Signature Page to Letter Agreement — Denbury onshore, LLC]

BANK OF SCOTLAND, as a Bank
By:
Name:
Title:

[Signature Page to Letter Agreement — Denbury onshore, LLC]

COMPASS BANK, as a Bank
By:	/s/ Greg Determann
Name:	Greg Determann
Title:	Vice President

[Signature Page to Letter Agreement — Denbury onshore, LLC]

THE BANK OF NOVA SCOTIA, as a Bank
By:	/s/ David G. Mills
Name:	David G. Mills
Title:	Managing Director

[Signature Page to Letter Agreement — Denbury onshore, LLC]